UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 8, 2006
                                                    _________________

                         IPORUSSIA, INC
_________________________________________________________________
     (Exact name of registrant as specified in its charter)

                            Delaware
_________________________________________________________________
          (State or other jurisdiction of incorporation)

         000-51076                      38-3649127
_________________________________________________________________
 (Commission file number)    (IRS Employer Identification No.)

  12 Tompkins Avenue, Jericho, New York              11753
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(Address of principal executive offices)          (Zip Code)

 Registrant's telephone number, including area code: (516) 937-6600
                                                    _______________
                          Not Applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)

* Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events.
_________   ____________

      On December 8, 2006, the Company filed a notice of withdrawal of the current Broker/Dealer registration and license of its wholly owned subsidiary, IPOR Capital, LLC, itself a Delaware limited liability company. Withdrawal is effected with the filing of Form BDW and when effective, after a period of some weeks, will terminate the Company's Broker/Dealer subsidiary from membership in the National Association of Securities Dealers, Inc. and from registration from the U.S. Securities and Exchange Commission.









                      SIGNATURE
                      _________

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               IPORUSSIA, INC.

Date: December 11, 2006        By: /s/ Leonard W. Suroff
                                  --------------------------
                                  Leonard W. Suroff,
                                  Executive Vice President


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